FPIC INSURANCE GROUP, INC.
                       REPORTS FIRST QUARTER 2004 RESULTS

JACKSONVILLE, Fla. (Business Wire) - May 10, 2004 - FPIC Insurance Group, Inc. ("FPIC" or the "Company") (NASDAQ: FPIC) today reported that its net income increased to $7.0 million, or $0.68 per diluted share, for the first quarter 2004, up from net income of $2.8 million, or $0.29 per diluted share, for the first quarter 2003. Operating earnings increased to $5.3 million, or $0.51 per diluted share, for the first quarter 2004, up from operating earnings of $2.6 million, or $0.28 per diluted share, for the first quarter 2003.

Operating earnings is a non-GAAP measure widely used in the insurance industry to evaluate financial performance over time. Operating earnings is also an often-used tool of investors and analysts in our sector to facilitate understanding of results by excluding the net effects of realized capital gains and losses that are tied to the financial markets, and the cumulative effects of accounting changes and other infrequent or non-recurring items, which can affect comparability across reporting periods. The table below reconciles net income to operating earnings.

                                                                                            Three Months Ended
                                                                                     ---------------------------------
Reconciliation of Net Income to Operating Earnings                                    Mar 31, 2004      Mar 31, 2003
-----------------------------------------------------------------------------------  ----------------  ---------------
Net income                                                                         $       7,010            2,760
                                                                                     ----------------  ---------------
    Adjustments to reconcile net income to operating earnings:
       Less:  Net realized investment gains, net of income taxes (a)                       1,724              146
                                                                                     ----------------  ---------------
         Total adjustments                                                                 1,724              146
                                                                                     ----------------  ---------------
            Operating earnings                                                     $       5,286            2,614
                                                                                     ================  ===============

(a) All net realized investment gains, net of income taxes, for the periods reported relate to the insurance segment.

"Earnings momentum has continued in the first quarter of 2004 with actual results exceeding market expectations," stated John R. Byers, President and Chief Executive Officer. "We attribute our strong financial performance over the past nine quarters to our conviction in the main tenets of our business strategy. Our focus on disciplined pricing and underwriting, controlling loss costs through strong claims management and providing outstanding service to our clients has contributed to our success in generating and sustaining profitability. While our insurance segment continues to grow in its core market, our non-insurance segments have consistently contributed positive cash flow to the holding company, and, in the case of our reciprocal management segment, consistent earnings to our organization."

First Quarter 2004 Financial Highlights
---------------------------------------

        o Net income of $0.68 per diluted share and operating earnings of $0.51 per diluted share for the quarter
        o Net income and operating earnings up 154% and 102%, respectively, quarter over quarter
        o Ninth consecutive quarter of positive consolidated operating earnings
        o Significant increase quarter over quarter in claims administration and management fees earned by reciprocal management segment
        o GAAP combined ratio down 7% from 101% to 94% quarter over quarter
        o $10 million capital contribution to insurance segment from internally generated cash
        o Increase in assets, gross reserves, shareholders' equity and statutory surplus for the quarter
        o       11% return on average equity for the trailing twelve months

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

First Quarter 2004 Operational Highlights
-----------------------------------------

        o       Reaffirmation of A.M. Best B++ rating
        o       Continued high policyholder retention levels in core market
        o       Overall claims results consistent with expectations
        o       Selective underwriting and strong claims management
        o       Focus on advancing in core market and products
        o       Pricing improvements
        o Acquisition of significant new business by the insurer managed by reciprocal management segment

Commenting on the remainder of the year, Mr. Byers, said, "We are off to a great start in 2004 and believe that market conditions in our core market will remain strong throughout the year. We will continue to execute our business strategies, which are generating positive returns for the organization. Each of our business units is operating efficiently, and our Company is well positioned to consider opportunities going forward. As always, we will gauge our progress against our longstanding commitment to drive long-term value for our shareholders by maintaining a strong, financially stable and consistently profitable organization."

                                 Conference Call
                                 ---------------

FPIC will host a conference call at 11 a.m., Eastern Time, Tuesday, May 11, 2004, to review first quarter 2004 results. Mr. Byers and Kim D. Thorpe, FPIC's Executive Vice President and Chief Financial Officer, will host the call. Messrs. Byers and Thorpe, together with Robert E. White, Jr., President of First Professionals Insurance Company, Inc., FPIC's largest insurance subsidiary, will answer questions on an interactive basis from FPIC's analysts and investors. To access the conference call, please dial (888) 428-4479 (USA) or (612) 288-0318 (International).

The conference call will also be broadcast live over the Internet in a listen-only format via FPIC's corporate website at http://www.fpic.com. To access the call from FPIC's home page, click on "Investor Relations" and a conference call link will be provided to connect listeners to the broadcast.

Questions can be submitted in advance of the call until 10 a.m., Eastern Time, Tuesday, May 11, 2004 via e-mail at ir@fpic.com or through FPIC's corporate website at http://www.fpic.com, where a link on the "Investor Relations" page has been provided.

For individuals unable to participate in the conference call, a telephone replay will be available beginning at 6:00 p.m., Eastern Time, Tuesday, May 11, 2004 and ending at 6:00 p.m., Eastern Time, Thursday, May 13, 2004. To access the telephone replay, dial (800) 475-6701 (USA) or (320) 365-3844 (International) and use the access code 729220. A replay of the conference call webcast will also be available beginning at 1 p.m., Eastern Time, Tuesday, May 11, 2004 on FPIC's website.

                                Corporate Profile
                                -----------------

FPIC Insurance Group, Inc., through its subsidiary companies, is a leading provider of professional liability insurance for physicians, dentists and other healthcare providers. FPIC also provides management and administration services to Physicians' Reciprocal Insurers, a New York medical professional liability insurance reciprocal, and third party administration services both within and outside the healthcare industry.

                             Safe Harbor Disclosure
                             ----------------------

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Any written or oral statements made by or on behalf of FPIC may include forward-looking statements, which reflect our current views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These uncertainties and other factors include, but are not limited to:


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

i) Risks factors, including the effect on reserves and underwriting results, associated with changing market conditions that result from fluctuating cyclical patterns of property and casualty insurance business;
ii)      The uncertainties of the loss reserving process;
iii) The occurrence of insured or reinsured events with a frequency or severity exceeding our estimates;
iv)      The impact of surplus constraints on growth;
v) The competitive environment in which FPIC operates, including reliance on independent agents to place insurance, physicians electing to practice without insurance coverage, related trends and associated pricing pressures and developments;
vi)      The actual amount of new and renewal business;
vii) Business risks that result from FPIC's size and geographic concentration;
viii) Developments in reinsurance markets that could affect our reinsurance programs;
ix)      The ability to collect reinsurance recoverables;
x) The dependence of our reciprocal management segment upon a single major customer, Physicians' Reciprocal Insurers ("PRI"), for the preponderance of its revenue and consequently, the effect of rates and claims experience on PRI's ability to maintain or grow its premium base;
xi) Developments in global financial markets that could affect our investment portfolio and financing plans;
xii) Risk factors associated With the impact of rising interest rates on the market value of FPIC's investments;
xiii) Risks factors associated with the impact of rising interest rates on FPIC's interest costs associated with its long term debt;
xiv)     Adverse changes in securities markets;
xv) Rates, including rates on excess policies, being subject to or mandated by legal requirements and regulatory approval, which could affect our business or reinsurance arrangements;
xvi) Uncertainties relating to government and regulatory policies (such as subjecting FPIC to insurance regulation or taxation in additional jurisdictions or amending, revoking or enacting any laws, regulations or treaties affecting our current operations);
xvii) Legal developments, including claims for extra-contractual obligations or in excess of policy limits in connection with the administration of insurance claims;
xviii) Business and financial risks associated with the unpredictability of court decisions;
xix)     The loss of the services of any of our executive officers;
xx) Risks of impairment of assets, generally, including the risk of impairment or inability to continue to recognize deferred acquisition costs, deferred tax assets, goodwill and other deferred or intangible assets;
xxi) General economic conditions, either nationally or in our market areas, that are worse than expected;
xxii) Changes in our financial ratings resulting from one or more of these uncertainties or other factors and the potential impact on our agents' ability to place insurance business on behalf of FPIC; and

       other risk factors discussed in FPIC's Form 10-K for the year ended December 31, 2003, filed with the SEC on March 15, 2004 or in FPIC's Form 10-Q for the three months ended March 31, 2004, filed with the SEC on May 10, 2004.

The words "believe," "anticipate," "foresee," "estimate," "project," "plan," "expect," "intend," "hope," "should," "will," "will likely result" or "will continue" and variations thereof or similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. FPIC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.


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

                           FPIC Insurance Group, Inc.
                        Unaudited Selected Financial Data
                             (Dollars In Thousands)

                                                                        Three Months Ended
                                                                   ------------------------------
Consolidated Statements of Income                                   Mar 31, 2004   Mar 31, 2003
-----------------------------------------------------------------  ------------------------------

Revenues
    Net premiums earned                                          $     35,012         28,909
    Claims administration and management fees                          12,084          8,665
    Net investment income                                               5,621          4,503
    Commission income                                                   1,843          1,584
    Net realized investment gains                                       2,806            238
    Finance charges and other income                                      197            231
                                                                   --------------- --------------
        Total revenues                                                 57,563         44,130
                                                                   --------------- --------------

Expenses
    Net losses and loss adjustment expenses ("LAE")                    29,374         26,634
    Other underwriting expenses                                         3,503          2,504
    Claims administration and management expenses                      10,513          8,342
    Interest expense on debt                                              590          1,163
    Other expenses                                                      1,841          1,311
                                                                   --------------- --------------
        Total expenses                                                 45,821         39,954
                                                                   --------------- --------------

Income from operations before income taxes                             11,742          4,176

    Less: Income tax expense                                            4,732          1,416
                                                                   --------------- --------------

Net income                                                       $      7,010          2,760
                                                                   =============== ==============

Basic earnings per common share                                  $       0.71           0.29
                                                                   =============== ==============

Diluted earnings per common share                                $       0.68           0.29
                                                                   =============== ==============

Basic weighted average common shares outstanding                        9,878          9,409
                                                                   =============== ==============

Diluted weighted average common shares outstanding                     10,331          9,416
                                                                   =============== ==============

Selected Consolidated Statement of Financial Position Information   Mar 31, 2004   Dec 31, 2003
-----------------------------------------------------------------  --------------- --------------
Total cash and investments                                       $    632,504        622,701
Total assets                                                     $  1,244,229      1,183,130
Liability for losses and LAE                                     $    588,933        574,529
Liability for losses and LAE, net of reinsurance                 $    294,571        298,763
Long term debt                                                   $     46,083         46,083
Total shareholders' equity                                       $    198,088        186,657
Book value per common share                                      $      19.89          19.10
Tangible book value per common share*                            $      17.92          17.09
Common shares outstanding                                               9,961          9,771
Statutory surplus of insurance subsidiaries                      $    149,405        133,882

* Excludes goodwill of $18,870 and $18,870 and intangible assets of $727 and
  $782 as stated in consolidated balance sheet as of 03/31/04 and 12/31/03, respectively.
                                                                         Three Months Ended
                                                                   ------------------------------
Selected Consolidated Cash Flow Information                         Mar 31, 2004   Mar 31, 2003
-----------------------------------------------------------------  ------------------------------
Net cash (used in) provided by operating activities              $     (2,708)        23,287
Net cash provided by (used in) investing activities              $        473        (21,165)
Net cash provided by (used in) financing activities              $      1,841         (1,313)


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
                           FPIC Insurance Group, Inc.
                  Unaudited Selected Financial Data (Continued)
                             (Dollars In Thousands)

                                                                                                 Three Months Ended
                                                                                   ----------------------------------------
                                                                                       Mar 31, 2004        Mar 31, 2003
                                                                                   ----------------------------------------
Segment Reconciliation of Total Revenues
--------------------------------------------------------------------------------
Insurance                                                                       $           44,285             34,240
Reciprocal management                                                                       11,019              7,132
Third party administration                                                                   3,980              4,008
Intersegment eliminations                                                                   (1,721)            (1,250)
                                                                                   ----------------    ---------------
    Total  revenues                                                             $           57,563             44,130
                                                                                   ================    ===============
Segment Reconciliation of Net Income
--------------------------------------------------------------------------------
Insurance                                                                       $            4,551              1,291
Reciprocal management                                                                        2,443              1,338
Third party administration                                                                      16                131
                                                                                   ----------------    ---------------
    Net  income                                                                 $            7,010              2,760
                                                                                   ================    ===============
Selected Insurance Segment Information
--------------------------------------------------------------------------------

GAAP combined ratio:
-------------------
    Loss ratio                                                                                 84%                92%
    Underwriting expense ratio                                                                 10%                 9%
                                                                                   ----------------    ---------------
    Combined ratio                                                                             94%               101%
                                                                                   ================    ===============
Direct and assumed premiums written                                             $           98,603            104,535
                                                                                   ================    ===============
Net premiums written                                                            $           43,604             38,996
                                                                                   ================    ===============
Net paid losses and LAE on professional liability claims                        $           31,939             23,611
                                                                                   ================    ===============
Average net paid loss per professional liability claim with
    indemnity payment                                                           $              217                162
                                                                                   ================    ===============
Total professional liability claims and incidents reported during
    the period                                                                                 543                827
                                                                                   ================    ===============
Total professional liability claims with indemnity payment                                     101                 69
                                                                                   ================    ===============
Total professional liability claims and incidents closed without
    indemnity payment                                                                          492                343
                                                                                   ================    ===============
Professional liability policyholders (excludes fronting arrangements):
---------------------------------------------------------------------
    Medical professional liability policyholders                                            13,742             14,840
    Legal professional liability policyholders                                                   -              1,129
                                                                                   ----------------    ---------------
    Total professional liability policyholders                                              13,742             15,969
                                                                                   ================    ===============
Professional liability policyholders under fronting arrangements                               847              3,887
                                                                                   ================    ===============
Selected Reciprocal Management Segment Information
--------------------------------------------------------------------------------
Reciprocal premiums written under management                                    $           83,599             30,646
                                                                                   ================    ===============

                                                                                                   As of
                                                                                   ------------------------------------
                                                                                       Mar 31, 2004     Mar 31, 2003
                                                                                   ------------------------------------

Reciprocal statutory assets under management                                     $         921,338            815,404
                                                                                   ================    ===============
Professional liability policyholders under management                                       11,237             10,642
                                                                                   ================    ===============

Selected Third Party Administration Segment Information
--------------------------------------------------------------------------------
Covered lives under employee benefit programs                                               99,665            111,301
                                                                                   ================    ===============
Covered lives under workers' compensation programs                                          42,400             38,100
                                                                                   ================    ===============

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


                                     Contact

                FPIC Insurance Group, Inc., Jacksonville, Florida
                 Roberta Goes Cown, 904-354-2482, Extension 3287
                   Senior Vice President and Corporate Counsel
             For all your investor needs, FPIC is on the Internet at
                               http://www.fpic.com
                 Got a Tough Question? E-mail us at ir@fpic.com
                  FPIC: Providing Answers in a Changing Market




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